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                                                                EXHIBIT 10.11(d)


                                 PAUL G. ALLEN
                       110 110th Avenue, N.E., Suite 550
                           Bellevue, Washington 98004



                               September 1, 1999



Charter Communications, Inc.
12444 Powerscourt Drive, Suite 400
St. Louis, Missouri 63131


             Re: Investment in Charter Holdco Concurrently with IPO


Gentlemen:

     This will confirm that I will invest an additional $750,000,000 in Charter Communications Holding Company, LLC, concurrently with the initial public offering of Charter Communications, Inc. as described in CCI's Registration Statement on Form S-1 filed with the Securities & Exchange Commission on July 28, 1999. This commitment will expire if the aforementioned initial public offering is not consummated by December 31, 1999.




                                             /s/ Paul G. Allen
                                             -----------------------------------
                                             Paul G. Allen